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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE
ACT OF 1934

Date of Report (Date of earliest event reported): August 23, 2018

GORES HOLDINGS II, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-37979 (Commission File Number)	81-3563824 (I.R.S. Employer Identification No.)

9800 Wilshire Blvd. Beverly Hills, CA (Address of principal executive offices)	90212 (Zip Code)

(310) 209-3010
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

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If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01    Entry into a Material Definitive Agreement.

        On August 23, 2018, Gores Holdings II, Inc. (the "Company") entered into that certain Amendment No. 1 to Agreement and Plan of Merger (the "Amendment"), which amended that certain Agreement and Plan of Merger (the "Merger Agreement"), dated June 21, 2018, by and among the Company, AM Merger Sub I, Inc. ("First Merger Sub"), AM Merger Sub II, LLC ("Second Merger Sub"), Greenlight Holding II Corporation ("Greenlight") and PE Greenlight Holdings, LLC, in its capacity as the stockholder representative thereunder. Pursuant to the Merger Agreement, the Company will acquire Greenlight through: (a) the merger of First Merger Sub with and into Greenlight, with Greenlight continuing as the surviving corporation (the "First Merger"); and (b) immediately following the First Merger and as part of the same overall transaction as the First Merger, the merger of Greenlight with and into Second Merger Sub with Second Merger Sub continuing as the surviving entity (the "Second Merger" and, together with the First Merger, the "Mergers").

        The Amendment modifies the Merger Agreement to, among other things: (a) amend Section 7.22 of the Merger Agreement to revise certain mechanics associated with the payment of the Deleveraging Amount (as defined in the Merger Agreement); (b) amend Section 7.23 of the Merger Agreement such that the aggregate number of shares of the Company's Class A Common Stock, par value $0.0001 per share (the "Class A Common Stock"), available for issuance pursuant to certain restricted stock units to be granted by the Company in connection with the Closing is equal to approximately 3% of the outstanding capital stock of the Company as of the Closing; and (c) amend Schedule 8.2(e) of the Company Disclosure Letter to correct the list of resigning directors and officers. The Amendment also includes: (i) a revised form of the Company's amended and restated charter, which is set forth as Exhibit A to the Amendment; and (ii) a revised form of the Tax Receivable Agreement (as defined in the Merger Agreement), which is set forth as Exhibit B to the Amendment and incorporates certain clarifying changes thereto.

        Other than as expressly modified pursuant to the Amendment, the Merger Agreement remains in full force and effect as originally executed on June 21, 2018. The foregoing description of the Amendment, the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and is qualified in its entirety by reference to, the full text of the Amendment, which is filed herewith as Exhibit 2.2 and is incorporated herein by reference, and the Merger Agreement, which was previously filed as Exhibit 2.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission ("SEC") by the Company on June 21, 2018, and, as amended by the Amendment, is incorporated herein by reference.

Additional Information about the Transactions and Where to Find It

        On July 12, 2018, the Company filed with the SEC a preliminary proxy statement in connection with the proposed transactions contemplated by the Merger Agreement. When available, the Company will mail a definitive proxy statement and other relevant documents to its stockholders. The definitive proxy statement will contain important information about the proposed transactions contemplated by the Merger Agreement and the other matters to be voted upon at a meeting of stockholders to be held to approve the proposed transactions contemplated by the Merger Agreement and other matters (the "Special Meeting") and is not intended to provide the basis for any investment decision or any other decision in respect of such matters. Company stockholders and other interested persons are advised to read, when available, the preliminary proxy statement, the amendments thereto, and the definitive proxy statement in connection with the Company's solicitation of proxies for the Special Meeting because the proxy statement will contain important information about the proposed transactions. When available, the definitive proxy statement will be mailed to Company stockholders as of a record date to be established for voting on the proposed transactions contemplated by the Merger Agreement and the other matters to be voted upon at the Special Meeting. Company stockholders will also be able to obtain copies of the proxy statement, without charge, once available, at the SEC's website at www.sec.gov or by directing a request to: Gores Holdings II, Inc., 9800 Wilshire Boulevard, Beverly Hills, CA 90212, attention: Jennifer Kwon Chou (email: jchou@gores.com).

Participants in Solicitation

        The Company and its directors and officers may be deemed participants in the solicitation of proxies of Company stockholders in connection with the proposed transactions. Company stockholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of the Company in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2017, which was filed with the SEC on March 14, 2018. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Company stockholders in connection with the proposed transactions contemplated by the Merger Agreement and other matters to be voted upon at the Special Meeting will be set forth in the definitive proxy statement for the proposed transactions when available. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed transactions will be included in the proxy statement that the Company intends to file with the SEC.

Forward Looking Statements

        This Current Report may contain a number of "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements include information concerning the Company's or Greenlight's possible or assumed future results of operations, business strategies, debt levels, competitive position, industry environment, potential growth opportunities and the effects of regulation, including whether this transaction will generate returns for stockholders. These forward-looking statements are based on the Company's or Greenlight's management's current expectations, estimates, projections and beliefs, as well as a number of assumptions concerning future events. When used in this press release, the words "estimates," "projected," "expects," "anticipates," "forecasts," "plans," "intends," "believes," "seeks," "may," "will," "should," "future," "propose" and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements.

        These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company's or Greenlight's management's control, that could cause actual results to differ materially from the results discussed in the forward-looking statements. These risks, uncertainties, assumptions and other important factors include, but are not limited to: (a) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement and the proposed transactions contemplated thereby; (b) the inability to complete the transactions contemplated by the Merger Agreement due to the failure to obtain approval of the stockholders of the Company or other conditions to closing in the Merger Agreement; (c) the ability to meet Nasdaq's listing standards following the consummation of the transactions contemplated by the Merger Agreement; (d) the inability to complete the private placement of Class A Common Stock as contemplated by the Merger Agreement; (e) the risk that the proposed transactions disrupt current plans and operations of Greenlight or its subsidiaries as a result of the announcement and consummation of the transactions described herein; (f) the ability to recognize the anticipated benefits of the proposed transactions, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (g) costs related to the proposed transactions; (h) changes in applicable laws or regulations; (i) the possibility that Greenlight may be adversely affected by other economic, business, and/or competitive factors; and (j) other risks and uncertainties indicated from time to time in the final prospectus of the Company, including those under

"Risk Factors" therein, and other documents filed or to be filed with the SEC by the Company. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company and Greenlight undertake no commitment to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

        Forward-looking statements included in this Current Report speak only as of the date of this Current Report. Neither the Company nor Greenlight undertakes any obligation to update its forward-looking statements to reflect events or circumstances after the date of this release. Additional risks and uncertainties are identified and discussed in the Company's reports filed with the SEC and available at the SEC's website at www.sec.gov.

Disclaimer

        This communication is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy any securities pursuant to the proposed transactions or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Item 9.01    Exhibits.

(d)
Exhibits

Exhibit Number		Exhibit
2.1	*	Merger Agreement, dated as of June 21, 2018, by and among Gores Holdings II, Inc., AM Merger Sub I, Inc., AM Merger Sub II, LLC, Greenlight Holding II Corporation and PE Greenlight Holdings, LLC, in its capacity as the Stockholder Representative. Previously filed as Exhibit 2.1 to the Company's Current Report on Form 8-K filed on June 21, 2018 and incorporated herein by reference.

2.2	*	Amendment No. 1 to the Agreement and Plan of Merger, dated as of August 23, 2018, by and among Gores Holdings II, Inc., Greenlight Holding II Corporation, and the other parties thereto.

*
The Company agrees to furnish supplementally to the SEC a copy of any omitted schedule or exhibit upon the request of the SEC in accordance with Item 601(b)(2) of Regulation S-K.

 SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gores Holdings II, Inc.
Date: August 23, 2018	By:	/s/ ANDREW MCBRIDE
		Name:	Andrew McBride
		Title:	Chief Financial Officer and Secretary

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  Item 1.01 Entry into a Material Definitive Agreement.
  Item 9.01 Exhibits.
SIGNATURE